                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                Date of Report
                       (Date of earliest event reported)
                               November 12, 1998



                                 ORTEL CORPORATION
              Exact name of registrant as specified in its charter)


           Delaware                   0-22598            95-3494360
(State or other jurisdiction        (Commission         (IRS Employer
  of incorporation)                 File Number)       Identification No.)




2015 West Chestnut Street, Alhambra, California             91803-1542
(Address of principal executive offices)                    (Zip Code)



                                 (626) 281-3636
             (Registrant's telephone number, including area code)
      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                                    Total Number of Pages: 5
                                            Exhibit Index Located at Page: 3


                   INFORMATION TO BE INCLUDED IN THE REPORT
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.



     On November 12, 1998, the Registrant discontinued its 980nm pump laser business by, among other things, notifying its customers that it was no longer in the business and recommending alternative sources for its products and reducing its work force by more than 70 personnel.



     The Registrant publicly announced its intention to exit this business on November 3, 1998, by issuing a press release, a copy of which is attached to this Report as Exhibit 2.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       Financial operating results for the second quarter ended October 31, 1998, will include an estimate of losses from this discontinued operation for current and prior periods as well as the loss on disposal of the business. Pro forma financial results which exclude the results of this business on all applicable prior reporting periods will be submitted when they become known.





                                 SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      ORTEL CORPORATION



Date: November 25, 1998

By: /s/ Stephen K. Workman
   __________________________________________________
   Stephen K. Workman
   Vice President, Finance and Chief Financial Officer

                                       2
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                           EXHIBIT INDEX TO FORM 8-K





Exhibit                                               Sequentially
Number       Description                              Numbered Page


 2.1         Press Release, dated November 3, 1998          4

                                       3